UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
April 23, 2007

PRO-DEX, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-14942	84-1261240
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification Number)
incorporation)

151 East Columbine Avenue
Santa Ana, California 92707
(Address of Principal Executive Offices)

(714) 241-4411
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

            Pro-Dex, Inc. (the "Company") last amended its Articles of Incorporation on January 12, 2004 and its Bylaws on October 19, 2004.  For purposes of providing convenient access to the Company's current Articles of Incorporation and Bylaws, a full copy of the Articles of Incorporation, as amended, are attached hereto as Exhibit 3.1 and a full copy of the Bylaws, as amended and restated, are attached hereto as Exhibit 3.2.

            The Articles of Incorporation and Bylaws attached to this Current Report on Form 8-K are the current and governing copies of the Articles of Incorporation and Bylaws of the Company as of the date of this filing.

Item 9.01  Financial Statements and Exhibits

Exhibit 3.1              Articles of Incorporation, as amended.
Exhibit 3.2              Bylaws, as amended and restated.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2007                                               PRO-DEX, INC.

By:       /s/  Jeff Ritchey
            Jeff Ritchey
            Chief Financial Officer & Secretary

Exhibit Index

Exhibit Number	Description
3.1	Articles of Incorporation, as amended.
3.2	Bylaws, as amended and restated.